UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2013

NUTRA PHARMA CORP.

(Exact name of registrant as specified in its charter)

California	000-32141	91-2021600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12502 West Atlantic Blvd, Coral Springs, Florida	33071
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 509-0911

Registrant’s facsimile number, including area code: (877) 895-5647

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Issuance of Press Release and Shareholder Letter

On September 25, 2013, we issued a press release announcing the publication of an open Letter to Shareholders from the Company's CEO, Rik J Deitsch.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

A copy of the Letter to Shareholders is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1 99.2	Press release posted on September 25, 2013. Letter to Shareholders published to the Company's website on September 25, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 25, 2013	NUTRA PHARMA CORP.

	By:	/s/ Rik J Deitsch
		Name:	Rik J Deitsch
		Title:	Chief Executive Officer/ Director